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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 12, 2005
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

              Delaware                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 Enclave Parkway, Houston, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


Item 8.01  OTHER EVENTS.

On December 12, 2005, Sysco Corporation ("SYSCO") entered into a stock repurchase plan with PNC Investments LLC under which PNC will repurchase on behalf of SYSCO up to 3 million shares of SYSCO common stock pursuant to Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The shares will be purchased pursuant to SYSCO's previously announced share repurchase programs. Subject to certain conditions, the shares will be purchased during the period between December 12, 2005 and January 31, 2006, including during company "blackout" periods. Depending upon prevailing market conditions and other factors, there can be no assurance that any or all authorized shares will be purchased pursuant to the plan. Rule 10b5-1 provides certain defenses to actions under Section 10(b) of the Exchange Act and Rule 10b-5 thereunder for transactions conducted pursuant to written trading plans that satisfy the conditions of the Rule. SYSCO's Policy on Trading in Company Securities, which prohibits purchases by SYSCO of its securities during certain "blackout" periods, contains an exception for stock trading plans entered into pursuant to Rule 10b5-1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYSCO CORPORATION



Date: December 15, 2005                   By:   /s/ Michael C. Nichols
                                                -------------------------------
                                                Michael C. Nichols
                                                Vice President, General Counsel
                                                     and Corporate Secretary






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